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                                                              Exhibit 10.38
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                            Amendment No. I to the
                             St. John Knits, Inc.
                            1993 Stock Option Plan


          The St. John Knits, Inc. 1993 Stock Option Plan (the "Plan") shall be and hereby is amended by St. John Knits, Inc. a California corporation (the "Company"), pursuant to this Amendment No. I ("Amendment") as follows:

          1. Paragraph (b) of Section 10 of the Plan is hereby deleted and replaced by the following:

               "(b) Corporate Reorganizations.  Upon the occurrence of a
                    -------------------------
     Terminating Transaction, the vesting of all unvested installments of the Options shall be automatically accelerated and thereby all outstanding Options shall be fully vested, and all Optionees shall have the right, at such time immediately prior to the consummation of the Terminating Transaction (as the Board shall designate), to exercise all of their Options to the full extent not previously exercised. Upon consummation of the Terminating Transaction, the Plan shall terminate and any Options which have not been exercised as permitted in the immediately preceding sentence shall terminate."

          2. Except as expressly provided hereinabove, the provisions of the Plan shall remain in full force and effect as set forth therein.

          IN WITNESS WHEREOF, the Company has caused its duly authorized officer to execute this Amendment No. I as of the date hereof.

          Dated:  January 7, 1997


                                   ST. JOHN KNITS, INC.,
                                   a California corporation


                                   By:   /s/ Robert E. Gray
                                        --------------------
                                        Robert E. Gray, Chairman of the Board
                                        and Chief Executive Officer



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